ENDO PHARMACEUTICALS Citi Healthcare Conference February 27, 2012 Exhibit 99.1 grow. collaborate. innovate. thrive.

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals Inc.

FORWARD LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. Statements including words such as “believes,” “expects,” “anticipates,”
“intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk
Factors” in our Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission and as otherwise enumerated herein or therein, could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in our Annual Report on Form 10-K. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

grow. collaborate. innovate. thrive. ©2010 Endo Pharmaceuticals Inc. 3 Sustaining our Growth ($MM) SOLID TRACK RECORD OF SALES GROWTH ENDO EXPECTS TO REPORT MORE THAN $3 BILLION IN 2012 SALES

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
STRONG CASH FLOW GENERATION

$-
$100
$200
$300
$400
$500
$600
$700
$800
$366
$356
$295
$454
$702
Net Cash Provided By Operating Activities
($MM)

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.

DIVERSIFIED HEALTHCARE SOLUTIONS COMPANY
*Pro forma - TTM as of 12/31/2011. Includes full year of AMS and Qualitest.
**The services segment does not include the pro forma impact of pre-acquisition revenues from the recently acquired electronic medical records providers, Intuitive Medical Software (IMS) and meridian EMR, Inc.
Endo - 2008
Endo - 2011
Branded Pharmaceuticals
Generics
Branded Pharmaceuticals
Generics
Devices
Services**
Revenue Mix*
Revenue Mix
93%
7%
56%
19%
18%
7%

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.

2012 ENDO GUIDANCE
Guidance
Revenue range $3.15B - $3.30B
Adjusted diluted EPS range $5.00 - $5.20
Reported (GAAP) diluted EPS range $2.60 - $2.80

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
2012 VALUE CREATION OPPORTUNITIES
Successfully launch new formulation of Opana ER
Support the future growth of Qualitest
Invest capital to capture growing demand for products
Exceed cost synergies assumed at time of Qualitest acquisition
Invest in AMS to accelerate growth
AMS/Endo pilot program updates in first half 2012
Invest in R&D to accelerate advance of new products to market
Maximize operating cash flow to pay down debt
Expect ~$500M of cumulative debt repayments to be completed by end of
Q1 2012 on our existing Term Loan indebtedness

ENDO PHARMACEUTICALS grow. collaborate. innovate. thrive.

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
9 9
RECONCILIATION OF NON-GAAP MEASURES

For an explanation of Endo’s reasons for using non-GAAP measures, see Endo’s Current Report on Form 8-K filed today with the Securities and Exchange Commission
Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for the Year Ending December 31, 2012
Lower End of Range Upper End of Range
Projected GAAP diluted income per common share $2.60 $2.80
Upfront and milestone-related payments to partners
$0.76 $0.76
Amortization of commercial intangible assets and inventory step-up
$1.89 $1.89
Acquisition and integration costs related to recent acquisitions.
$0.10 $0.10
Interest expense adjustment for ASC 470-20 and other treasury related items
$0.21 $0.21
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of recent acquisitions
($0.56) ($0.56)
Diluted adjusted income per common share guidance
$5.00 $5.20
The company's guidance is being issued based on certain assumptions including:
•Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results
•Includes all completed business development transactions as of February 27, 2012

ENDO PHARMACEUTICALS Citi Healthcare Conference February 27, 2012 grow. collaborate. innovate. thrive.